Fixed And Pledged Deposits	12 Months Ended
Dec. 31, 2021
Fixed And Pledged Deposits [Abstract]
Disclosure Detail Of Fixed And Pledged Deposits [Text Block]
8	FIXED AND PLEDGED DEPOSITS

	December 31, 2021	December 31, 2020
	S$’000	S$’000
Fixed deposits	6,960	7,727
Pledged deposits	2,356	2,377

	9,316	10,104

Analysed as:
Current	8,860	7,727

Non-current	456	2,377
	9,316	10,104
Fixed
deposits bear interest at an effective interest rate of 1.65% to 1.85% (2020: 3.2%) per annum and for tenure ranging from 180 days to 365 days (2020: 90 days to 365 days).
The Group pledged deposits of S$1.9 million (2020: S$1.9 million
) to a financial institution for securing of bank loans (Note 16). The remaining pledged deposits relate to deposits placed to comply with the local regulations of subsidiaries. Pledged deposits approximate fair value at the end of reporting period.